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                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Tactical Allocation Fund dated October 16, 1998 in this Registration Statement (Form N-1A No. 33-39659) of PaineWebber Investment Trust.


                                           ERNST & YOUNG LLP


New York, New York
November 19, 1998